EXHIBIT 32


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                         AND PRINCIPAL FINANCIAL OFFICER
                         MOUNTAIN STATES HOLDINGS, INC.
                       PURSUANT TO 18 U.S.C. SECTION 1350


     I hereby certify that, to the best of my knowledge, the Annual Report on Form 10-KSB of Mountain States Holdings, Inc. for the year ending December 31, 2003:

     (1) complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of Mountain States Holdings, Inc.


Dated:  March 19, 2004




/s/ Mark E. Massa
Mark E. Massa
Chief Executive Officer
(Principal Executive Officer) and
Principal Financial Officer



A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Mountain States Holdings, Inc. and will be retained by Mountain States Holdings, Inc. and furnished to the Securities and Exchange Commission upon request.